Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Interim Report of Wind Energy America Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission (the “Report”), we, Melvin E. Wentz, Chief Executive Officer, and Colin S. Jackson, Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. § 1350, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Effective Date: May 12, 2010

/s/ Melvin E. Wentz

Chief Executive Officer
(Principal executive officer)

/s/ Colin S. Jackson

Chief Financial Officer
(Principal financial officer)